                                                                    EXHIBIT 99.1


                 PRICELINE.COM REPORTS 3RD QUARTER 2002 RESULTS

                          HOTEL BOOKED OFFERS CLIMB 37%

                      COST-REDUCTION INITIATIVES ANNOUNCED

      NORWALK, Conn., November 5, 2002 . . . Priceline.com(R) (Nasdaq: PCLN) today reported a 3rd quarter 2002 loss of $24.3 million, or $0.11 per share, which includes non-cash charges of $24.2 million relating to impairment of the Company's investments in offshore licensees. On a pro forma basis, the Company reported net income of $400,000 ($0.00 per share) on revenues of $240 million. The Company's pro forma EPS results were in line with guidance provided in July.

By comparison, in the 3rd quarter 2001 priceline.com had a GAAP net loss of $3.6 million, or $0.02 per share, on revenue of $302 million, and pro forma EPS of $0.03. For the nine months ended September 30, 2002, priceline.com had a GAAP net loss of $0.06 per share and pro forma EPS of $0.05, compared to a GAAP net loss of $0.07 per share and pro forma EPS of $0.06 for the first nine months of 2001.

Priceline.com reported pro forma EBITDA for the 3rd quarter 2002 of $4.5 million, compared to $8.4 million in the 3rd quarter 2001. Pro forma net income and pro forma EBITDA are stated before restructuring, special and severance charges, impairment of investments in offshore licensees, stock-based compensation, option payroll tax and preferred stock dividend. (The attached financial and statistical supplement reconciles pro forma financial information with the Company's financial results under GAAP). EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Gross profit for the 3rd quarter 2002 was $37.7 million, compared to $50.4 million in the 3rd quarter 2001. Priceline.com ended the quarter with $152.5 million in cash and short-term investments. Quarter-over-quarter cash reductions resulted primarily from the repurchase of 5.4 million shares of priceline.com common stock in the quarter and changes in working capital associated with reduced sales of airline tickets. Priceline.com has no outstanding debt.

"The 3rd quarter 2002 was another strong quarter for priceline.com's hotel service," said priceline.com President and Co-CEO Jeffery H. Boyd. Priceline.com's hotel booked offers grew 37 percent year over year, with sales of more than 1 million room nights. Priceline.com's customer base grew to 15.4 million and repeat business for the quarter came in at a record 67.4 percent. (Repeat business is defined as the number of total unique purchase offers coming from repeat customers divided by the number of total unique purchase offers).

Priceline.com's 3rd quarter 2002 results reflect continued difficult conditions in the airline industry, which has been affected by heavy discounting of retail fares and weak results in September attributable, in part, to lower levels of travel around the anniversary of September 11th. "Amid increasing evidence that the growth of published discounting on the Internet is doing more harm (by reducing yields) than good (in the form of lower distribution costs), we continue to believe that our Name Your Own Pricesm model provides the best non-dilutive model for airlines to move unsold inventory and increase load factors and revenues," said Mr. Boyd. "However, given the protracted nature of the airline industry's difficulties, we will continue to focus our resources on our hotel and vacation package businesses and on making discounted retail fares available to our customers through Lowestfare.com(R)."

In conjunction with that focus, priceline.com said it will reduce operating expenses through a repositioning of its non-travel businesses and a reduction in headcount and other expenses. Priceline.com's car service will continue to provide new- and used-car buying information and guaranteed quote requests through Autobytel and other marketing partners. Priceline.com's telecommunications service will continue to offer long distance calling plans, but will no longer sell Name Your Own price calling minutes. PricelineMortgage's current product lineup will continue to be offered on the Company's Web site.

"These steps are designed to reduce our operating expenses and allow for a greater focus of our resources on our key travel businesses," said Mr. Boyd. As part of this business re-focusing, priceline.com said it will reduce its workforce by approximately 65 positions.

Also today, priceline.com reported progress on its travel initiatives.

      o HOTELS. Priceline.com's hotel service benefited from the launch in August of a revised Web path and a Best-Price guarantee. Hotel supplier participation grew to over 8,500 hotels in the U.S., Europe, Asia, Canada, Mexico and the Caribbean. With industry-leading pricing and the continued growth in online hotel bookings, priceline.com is well-positioned to benefit from more aggressive advertising and promotion of this product.

      o RETAIL OFFERINGS. As disclosed at the end of the previous quarter, priceline.com is in the process of offering customers retail travel products through its own site and through Lowestfare.com. (Priceline.com acquired the Lowestfare.com domain name and trademarks earlier this year). The first phase of retail air and hotel product offerings on Lowestfare.com is expected to be up and running in the next few weeks.

            Progress also has been made on the integration of Lowestfare.com retail offerings on priceline.com, so that customers who aren't successful with their priceline.com bids are presented with the opportunity to purchase a retail product. A retail hotel room offering is currently available on a test basis and a retail airline ticket offering is scheduled for launch before year-end.

      o VACATION PACKAGES. Today, priceline.com and Lowestfare.com announced a marketing alliance with GOGO Worldwide Vacations. GOGO is one of the oldest and biggest leisure travel wholesalers to the travel agent market. GOGO offers the largest vacation package lineup in the industry - over 200 destinations on four continents, including popular spots like the Caribbean, Mexico, Europe, Central America, the South Pacific, the Bahamas, Las Vegas and Hawaii. Starting later this quarter, Lowestfare.com customers will be able to select from GOGO's lineup of money-saving packages. Integration of GOGO packages within priceline.com is scheduled for implementation early next year. Priceline.com also will continue to expand its own Name Your Own Price vacation package offerings.

"We believe that priceline.com already has the two most important ingredients in place to make our travel growth strategy a success," said priceline.com Chairman and Co-CEO Richard S. Braddock. "One is our industry leading travel brand and the other is our customer franchise, which provides a steady average stream of 4 million visitors who come to priceline.com each month looking to make travel purchases."

Looking forward, Mr. Braddock said, "Revenue in October was approximately $72.5 million, a slight improvement from September, but we expect seasonal decreases in revenue during November and December. Also, the staff reductions announced today will result in 4th quarter restructuring and other charges, ranging from $4 million to $5 million. We expect pro forma EPS in the 4th quarter will range from a loss of $0.02 per share to break-even. Looking forward to 2003, we expect to return to profitability by the second quarter of 2003 and we expect 2003 full-year pro forma EPS to exceed 2002 pro forma EPS. We will give more specific guidance when we announce full-year 2002 results."

ABOUT PRICELINE.COM

Priceline.com offers products for sale in four categories: a travel service that offers leisure airline tickets, hotel rooms, rental cars, vacation packages and cruises; a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee; an automotive service that offers new cars; and a telecommunications service that offers long distance calling services. Priceline.com also owns the Internet domain names and trademarks of LowestFare.com, another Web-based travel site. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees.




For press information: Brian Ek at priceline.com 203-299-8167
(brian.ek@priceline.com)


INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks or hostilities; adverse changes in the Company's relationships with airlines and other product and service providers including, without limitation, the withdrawal of suppliers from the priceline.com system; the effects of increased competition; systems-related failures and/or security breaches; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Pro forma measures and EBITDA do not have standardized meanings and are therefore unlikely to be comparable to similar measures presented by other companies and are not meant to be a substitute for GAAP measures.

This presentation is unaudited and intended as a supplement to, and should be read in conjunction with priceline.com's audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q. Certain presentations within this presentation are not consistent with Generally Accepted Accounting Principles.

                           PRICELINE.COM INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)


                                                                             SEPTEMBER 30,   DECEMBER 31,
ASSETS                                                                           2002            2001
                                                                         -----------------------------------
Current assets:
      Cash and cash equivalents                                              $    66,857   $    99,943
      Restricted cash                                                             18,174        15,396
      Short-term investments                                                      67,478        49,269
      Accounts receivable, net of allowance for doubtful accounts of
        $2,581 and $4,170 at September 30, 2002 and December 31, 2001,
        respectively                                                              16,654        15,665
      Prepaid expenses and other current assets                                    9,068         5,038
                                                                         -----------------------------------

           Total current assets                                                  178,231       185,311

Property and equipment, net                                                       25,279        32,266
Goodwill                                                                          10,517        23,646
Other assets                                                                       9,791        20,967
                                                                         -----------------------------------
      Total assets                                                           $   223,818   $   262,190
                                                                         ===================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                       $    40,972   $    45,941
      Accrued expenses                                                            25,861        36,240
      Other current liabilities                                                    3,495         5,115
                                                                         -----------------------------------
           Total current liabilities                                              70,328        87,296
      Accrued expenses                                                             1,001         2,838
                                                                         -----------------------------------
           Total liabilities                                                      71,329        90,134

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                                   13,470        25,345

 Stockholders' equity
      Common stock                                                                 1,884         1,836
      Treasury stock                                                            (338,410)     (326,633)
      Additional paid-in capital                                               2,033,938     2,015,849
      Accumulated deficit                                                     (1,558,458)   (1,544,341)
      Accumulated other comprehensive income:
           Cumulative currency translation adjustment                                 65            -
                                                                         -----------------------------------
           Total stockholders' equity                                            139,019       146,711
                                                                         -----------------------------------
      Total liabilities and stockholders' equity                             $   223,818       262,190
                                                                         ===================================


                           PRICELINE.COM INCORPORATED
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                                 THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                          SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                              2002                2001                2002                2001
                                                       ----------------------------------------------------------------------------
Travel revenues                                             $238,121            $299,793             $800,902           $929,305
Other revenues                                                 1,843               2,196                5,403              7,144
                                                       ----------------------------------------------------------------------------
      Total revenues                                         239,964             301,989              806,305            936,449
Cost of travel revenues                                      201,949             250,952              677,432            780,427
Cost of other revenues                                           274                 605                  991              2,369
                                                       ----------------------------------------------------------------------------
      Total costs of revenues                                202,223             251,557              678,423            782,796
                                                       ----------------------------------------------------------------------------
Gross profit                                                  37,741              50,432              127,882            153,653
                                                       ----------------------------------------------------------------------------
Operating expenses:
     Sales and marketing                                      20,794              30,010               66,175             93,451
     General and administrative                                7,459               6,069               21,883             22,950
     Payroll tax on employee stock options                       -                   297                  120                687
     Stock based compensation                                    250               1,015                  750              9,312
     Systems and business development                         10,138              10,160               31,191             31,164
     Restructuring and special charge (reversal)                 (92)                -                 (1,116)             1,400
     Severance charge (reversal)                                 -                   -                    (55)             5,412
                                                       ----------------------------------------------------------------------------
     Total operating expenses                                 38,549              47,551              118,948            164,376
                                                       ----------------------------------------------------------------------------
Operating (loss) income                                         (808)              2,881                8,934            (10,723)
Other income/(loss):
     Loss on sale of equity investment                           -                   -                    -                 (946)
     Interest income                                             656               2,062                2,226              5,654
     Equity in net income of pricelinemortgage                   394                  34                1,131                 34
     Impairments of investments in licensees                 (24,229)                -                (24,229)               -
     Gain on property and equipment                              164                 -                    164                -
     Other                                                       -                   -                      1                -
                                                       ----------------------------------------------------------------------------
     Total other (loss) income                               (23,015)              2,096              (20,707)             4,742
                                                       ----------------------------------------------------------------------------
Net (loss ) income                                           (23,823)              4,977              (11,773)            (5,981)
Preferred stock dividend                                        (490)             (8,563)              (2,344)            (8,563)
                                                       ----------------------------------------------------------------------------
Net loss applicable to common stockholders                  $(24,313)           $ (3,586)             $(14,117)         $(14,544)
                                                       ============================================================================
Net loss applicable to common stockholders per basic
and diluted common share                                    $  (0.11)              $(0.02)            $  (0.06)         $  (0.07)
                                                       ============================================================================
Weighted average number of basic and diluted common
shares outstanding                                           227,273              216,132              228,151           198,921
                                                       ============================================================================


                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                       THREE MONTHS ENDED SEPTEMBER 30, 2002
                                               ----------------------------------------------------
                                                                    PRO FORMA
                                                   REPORTED        ADJUSTMENTS       PRO FORMA
                                               ----------------------------------------------------
Travel revenues                                    $238,121                           $238,121
Other revenues                                        1,843                              1,843
                                               ----------------------------------------------------
     Total revenues                                 239,964                            239,964
Cost of travel revenues                             201,949                            201,949
Cost of other revenues                                  274                                274
                                               ----------------------------------------------------
     Total costs of revenues                        202,223                            202,223
                                               ----------------------------------------------------
Gross profit                                         37,741                             37,741
                                               ----------------------------------------------------
Operating expenses:
     Sales and marketing                             20,794                             20,794
     General and administrative                       7,459                              7,459
     Payroll tax on employee stock options              -                                  -
     Stock based compensation                           250              (250)(a)          -
     Systems and business development                10,138                             10,138
     Restructuring charge (reversal)                    (92)               92 (b)          -
                                               ----------------------------------------------------
     Total operating expenses                        38,549              (158)          38,391
                                               ----------------------------------------------------
Operating loss                                         (808)              158             (650)

Other income/(loss):
     Interest income                                    656                                656
     Equity in net income of pricelinemortgage          394                                394
     Impairments of investments in licensees        (24,229)           24,229 (c)          -
     Gain on property and equipment                     164              (164)(d)          -
                                               ----------------------------------------------------
     Total other (loss) income                      (23,015)           24,065            1,050
                                               ----------------------------------------------------
Net (loss) income                                   (23,823)           24,223              400
Preferred stock dividend                               (490)              490 (e)          -
                                               ----------------------------------------------------
Net (loss) income applicable to common
stockholders                                       $(24,313)           24,713              400
                                               ====================================================
Net (loss) income applicable to common
stockholders per basic common share                $  (0.11)         $   0.11         $   0.00
                                               ====================================================
Weighted average number of basic common shares
outstanding                                         227,273                            227,273
                                               =================                 ==================
Net (loss) income applicable to common
stockholders per diluted common share              $  (0.11)         $   0.11         $   0.00
                                               ====================================================
Weighted average number of diluted common
shares outstanding                                  227,273                            231,507
                                               =================                 ==================


(a) Non-cash amortization of stock based compensation expense.
(b) Recovery of restructuring charges.
(c) Impairment of priceline Europe goodwill, and Hutchison-Priceline investments.
(d) Gain on sale of property and equipment.
(e) Non-cash preferred stock dividend.

PRICELINE.COM INCORPORATED - 2002 THIRD QUARTER FINANCIAL DATA SUPPLEMENT
-------------------------------------------------------------------------------
                                                                PAGE NUMBER
PRICELINE.COM FINANCIALS
      Pro Forma Condensed Consolidated Statements of Operations      1
      Pro Forma Condensed priceline.com Europe Ltd.
         Statement of Operations                                     2
      Condensed Consolidated Balance Sheets                          3

OFFER AND CUSTOMER ACTIVITY                                          4
PRODUCT DETAIL
      Air                                                            5
      Hotels                                                         6
      Rental Cars                                                    7

THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON FORM 10-Q. CERTAIN DATA HAVE BEEN RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT ARE NOT CONSISTENT WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

-------------------------------------------------------------------------------

PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)




INCOME STATEMENT ANALYSIS                      1Q01          2Q01          3Q01           4Q01          1Q02           2Q02
                                          -------------- ------------- -------------- ------------ --------------- --------------
Travel revenues                              $267,020      $362,492      $299,793       $232,918      $259,899       $302,882
Other revenues                                  2,684         2,264         2,196          2,386         1,986          1,574
                                          -------------- ------------- -------------- ------------- -------------- --------------
     Total revenues                           269,704       364,756       301,989        235,304       261,885        304,456
Cost of travel revenues                       225,496       303,979       250,952        195,608       219,511        255,972
Cost of other revenues                          1,093           671           605            443           381            336
                                          -------------- ------------- -------------- ------------- -------------- --------------
     Total costs of revenues                  226,589       304,650       251,557        196,051       219,892        256,308
                                          -------------- ------------- -------------- ------------- -------------- --------------
                     Gross profit            $ 43,115      $ 60,106      $ 50,432       $ 39,253      $ 41,993       $ 48,148
                                          -------------- ------------- -------------- ------------- -------------- --------------
Operating expenses:
  Advertising                                  16,189        13,701         9,600          7,385        10,227         12,777
  Sales and marketing                          14,434        19,117        20,410         14,530        10,564         11,813
  General and administrative                    9,404         7,477         6,069          5,709         6,636          7,788
  Systems and business development             11,112         9,892        10,160         10,129        10,533         10,520
                                          -------------- ------------- -------------- ------------- -------------- --------------
  Total operating expenses                   $ 51,139      $ 50,187      $ 46,239       $ 37,753      $ 37,960       $ 42,898
Pro-forma operating (loss) income            $ (8,024)     $  9,919      $  4,193       $  1,500      $  4,033       $  5,250
Other                                             -             -             -              -             (36)            37
Equity in net income of pricelinemortgage         -             -              34            517           492            245
Interest income                                 1,776         1,816         2,062          1,342           782            788
                                          -------------- ------------- -------------- ------------- -------------- --------------
Pro forma net (loss) income                  $ (6,248)     $ 11,735      $  6,289       $  3,359      $  5,271       $  6,320
                                          ============== ============= ============== ============= ============== ==============
Pro forma EBITDA                             $ (3,986)     $ 13,895      $  8,352       $  6,161      $  8,849       $  9,935
                                          ============== ============= ============== ============= ============== ==============
Pro forma net (loss) income per basic
share                                        $  (0.03)     $   0.06      $   0.03       $   0.02      $   0.02       $   0.03
                                          ============== ============= ============== ============= ============== ==============
Pro forma net (loss) income per diluted
share                                        $  (0.03)     $   0.05      $   0.03       $   0.02      $   0.02       $   0.03
                                          ============== ============= ============== ============================ ==============
     Severance (charge)/reversal                  -          (5,412)          -              -             -               55
     Special (charge)/reversal                    -             -             -            1,218 -                        200
     Restructuring (charge)/reversal           (1,400)          -             -            1,536           824            -
     Impairments of investments in
       licensees                                  -             -             -              -             -              -
     Stock based compensation                  (5,157)       (3,140)       (1,015)        (7,196)         (250)          (250)
     Payroll tax on employee stock options        (23)         (367)         (297)          (222)         (104)           (16)
     Preferred stock dividend                     -             -          (8,563)           -          (1,854)           -
    (Loss)/gain on property and equipment         -             -             -              (17)          -              -
     Loss on sale of equity investment           (946)          -             -              -             -              -
                                          -------------- ------------- -------------- ------------- -------------- --------------
Net (loss) income                            $(13,774)      $  2,816     $ (3,586)      $ (1,322)     $  3,887       $  6,309
                                          ============== ============= ============== ============= ============== ==============
Net (loss) income applicable to common
stockholders per basic common share          $  (0.07)      $   0.01     $  (0.02)      $  (0.01)     $   0.02       $   0.03
                                          ============== ============= ============== ============= ============== ==============
Net (loss) income applicable to common
stockholders per diluted common share        $  (0.07)      $   0.01     $  (0.02)      $  (0.01)     $   0.02       $   0.03
                                          ============== ============= ============== ============= ============== ==============
Weighted average common shares:
     Basic                                      188,589      196,581      216,132        223,042       227,503        229,679
     Diluted                                    188,589      220,021      216,132        223,042       239,970        239,502
Common shares outstanding, end of period        200,843      209,496      223,583        224,038       229,544        229,789
                                          -------------- ------------- -------------- ------------- -------------- --------------
GROSS MARGIN                                       16.0%        16.5%        16.7%          16.7%         16.0%          15.8%



                                                                                                       9 MOS. 2002
                                                              3Q02 VS.      9 MONTHS      9 MONTHS         VS.
INCOME STATEMENT ANALYSIS                     3Q02              3Q01          2002          2001       9 MOS. 2001
                                          -------------     ------------- ------------- ------------- --------------
Travel revenues                            $238,121              -21%       $800,902      $929,305          -14%
Other revenues                                1,843              -16%          5,403         7,144          -24%
                                          -------------                   ------------- -------------
     Total revenues                         239,964              -21%        806,305       936,449
Cost of travel revenues                     201,949              -20%        677,432       780,427          -13%
Cost of other revenues                          274              -55%            991         2,369          -58%
                                          -------------                   ------------- -------------
     Total costs of revenues                202,223              -20%        678,423       782,796          -13%
                                          -------------                   ------------- -------------
                     Gross profit          $ 37,741              -25%       $127,882      $153,653          -17%
                                          -------------                   ------------- -------------
Operating expenses:
  Advertising                                11,649               21%         34,653        39,490          -12%
  Sales and marketing                         9,145              -55%         31,522        53,961          -42%
  General and administrative                  7,459               23%         21,883        22,950           -5%
  Systems and business development           10,138                0%         31,191        31,164            0%
                                          -------------                   ------------- -------------
  Total operating expenses                 $ 38,391              -17%       $119,249      $147,565          -19%
Pro-forma operating (loss) income          $   (650)            -116%       $  8,633      $  6,088           42%
Other                                           -                -                 1           -            -
Equity in net income of pricelinemortgage       394             1059%          1,131            34          -
Interest income                                 656              -68%          2,226         5,654          -61%
                                          -------------                   ------------- -------------
Pro forma net (loss) income                $    400              -94%       $ 11,991      $ 11,776            2%
                                          =============                   ============= =============
Pro forma EBITDA                           $  4,498              -46%       $ 23,282      $ 18,261           27%
                                          =============                   ============= =============
Pro forma net (loss) income per basic
share                                      $   0.00             -100%       $   0.05      $   0.06          -17%
                                          =============                   ============= =============
Pro forma net (loss) income per diluted
share                                      $   0.00             -100%       $   0.05      $   0.06          -17%
                                          =============                   ============= =============
     Severance (charge)/reversal                -                -                55        (5,412)        -101%
     Special (charge)/reversal                  -                -               200           -            -
     Restructuring (charge)/reversal             92              -               916        (1,400)        -165%
     Impairments of investments in
       licensees                            (24,229)             -           (24,229)          -            -
     Stock based compensation                  (250)             -75%           (750)       (9,312)         -92%
     Payroll tax on employee stock options      -               -100%           (120)         (687)         -83%
     Preferred stock dividend                  (490)             -94%         (2,344)       (8,563)         -
    (Loss)/gain on property and equipment       164              -               164           -            -
     Loss on sale of equity investment          -                -               -            (946)        -100%
                                          -------------                   ------------- -------------
Net (loss) income                          $(24,313)             578%       $(14,117)     $(14,544)          -3%
                                          =============                   ============= =============
Net (loss) income applicable to common
stockholders per basic common share        $  (0.11)            -650%       $  (0.06)     $  (0.07)          14%
                                          =============                   ============= =============
Net (loss) income applicable to common
stockholders per diluted common share      $  (0.11)            -650%       $  (0.06)     $  (0.07)          14%
                                          =============                   ============= =============
Weighted average common shares:
     Basic                                  227,273                5%        228,151       198,921           15%
     Diluted                                231,507                7%        236,985       198,921           19%
Common shares outstanding, end of period    224,705                1%        224,705       223,583            1%
                                          -------------                   ------------- -------------
GROSS MARGIN                                   15.7%                            15.9%         16.4%


PRICELINE.COM EUROPE LTD.
-------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)


                                                                                                       9 MONTHS
INCOME STATEMENT ANALYSIS                               1Q02             2Q02            3Q02            2002
                                                   ---------------   -------------   --------------  -------------
Travel revenues                                       $  3,090         $  3,180        $ 2,909         $  9,179
Other revenues                                             -                -              -                -
                                                   ---------------   -------------   --------------  -------------
     Total revenues                                      3,090            3,180          2,909            9,179
Cost of travel revenues                                  2,647            2,882          2,574            8,103
Cost of other revenues                                     -                -              -                -
                                                   ---------------   -------------   --------------  -------------
     Total costs of revenues                             2,647            2,882          2,574            8,103
                                                   ---------------   -------------   --------------  -------------
                       Gross profit                   $    443         $    298        $   335         $  1,076
                                                   ---------------   -------------   --------------  -------------
Operating expenses:
  Advertising                                               36              301            245              582
  Sales and marketing                                      317              298            324              939
  General and administrative                             1,146              963          1,398            3,507
  Systems and business development                         853              663            680            2,196
                                                   ---------------   -------------   --------------  -------------
  Total operating expenses                            $  2,352         $  2,225       $  2,647         $  7,224
Operating loss                                        $ (1,909)        $ (1,927)      $ (2,312)        $ (6,148)
Other income                                               -                -                1                1
Interest income                                              6                4              6               16
                                                   ---------------   -------------   --------------  -------------
Pro forma net loss                                    $ (1,903)        $ (1,923)      $ (2,305)        $ (6,131)
                                                   ===============   =============   ==============  =============
Pro forma EBITDA                                      $ (1,725)        $ (1,753)      $ (2,137)        $ (5,615)
                                                   ===============   =============   ==============  =============
Pro forma net loss per parent basic and diluted
share                                                   ($0.01)          ($0.01)        ($0.01)          ($0.03)
                                                   ===============   =============   ==============  =============
Weighted average common shares:
     Basic                                             227,503          229,679        227,273          228,151
     Diluted                                           239,970          239,502        231,507          236,985
-------------------------------------------------  ---------------   -------------   --------------  -------------
GROSS MARGIN                                              14.3%             9.4%          11.5%            11.7%


PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(UNAUDITED)



 ASSETS                                                    3/31/01           6/30/01          9/30/01           12/31/01
                                                        --------------    --------------    -------------     -------------
 CURRENT ASSETS:
      Cash and cash equivalents                          $   98,698       $   124,284       $    99,013        $    99,943
      Restricted cash                                        21,793            15,139             8,685             15,396
      Short-term investments                                 26,394            30,433            45,498             49,269
      Accounts receivable, net of allowance for doubtful
        accounts                                             20,706            25,839            15,021             15,665
      Note receivable                                           -               8,500            10,000                -
      Prepaid expenses and other current assets              10,908             6,784             7,759              5,038
                                                        --------------    --------------    -------------     -------------
              Total current assets                          178,499           210,979           185,976            185,311

 PROPERTY AND EQUIPMENT, net                                 35,861            34,870            33,137             32,266
 GOODWILL                                                       -                 -                 -               23,646
 WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES               3,250             3,250             3,250                -
 OTHER ASSETS                                                22,952            19,562            19,322             20,967
                                                        --------------    --------------    -------------     -------------
  TOTAL ASSETS                                           $  240,562       $   268,661       $   241,685        $   262,190
                                                        ==============    ==============    =============     =============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
      Accounts payable                                   $   51,377       $    69,531       $    34,931        $    45,941
      Accrued expenses                                       26,630            32,210            30,484             36,240
      Other current liabilities                               4,978             5,161             4,943              5,115
                                                        --------------    --------------    -------------     -------------
              Total current liabilities                      82,985           106,902            70,358             87,296
      Accrued expenses                                        4,747             3,789             3,367              2,838
                                                        --------------    --------------    -------------     -------------
              Total liabilities                              87,732           110,691            73,725             90,134
                                                        --------------    --------------    -------------     -------------
 SERIES B MANDATORILY REDEEMABLE  PREFERRED STOCK            80,000            55,032            25,345             25,345
                                                        --------------    --------------    -------------     -------------
 STOCKHOLDERS' EQUITY:
      Common stock                                            1,650             1,720             1,832              1,836
      Treasury stock                                       (326,633)         (326,633)         (326,633)          (326,633)
      Additional paid-in capital                          1,948,533         1,971,588         2,013,974          2,015,849
      Deferred compensation                                  (8,471)           (4,304)           (3,539)               -
      Accumulated deficit                                (1,542,249)       (1,539,433)       (1,543,019)        (1,544,341)
      Accumulated other comprehensive income:
              Cumulative currency translation adjustment        -                 -                 -                  -
                                                        --------------    --------------    -------------     -------------
              Total stockholders' equity                     72,830           102,938           142,615            146,711
                                                        --------------    --------------    -------------     -------------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $  240,562       $   268,661       $   241,685        $   262,190
                                                        ==============    ==============    =============     =============





 ASSETS                                                      3/31/02          6/30/02          9/30/02
                                                          --------------    -------------    -------------
 CURRENT ASSETS:
      Cash and cash equivalents                            $    92,051       $    98,140      $    66,857
      Restricted cash                                           17,454            19,573           18,174
      Short-term investments                                    68,327            62,458           67,478
      Accounts receivable, net of allowance for doubtful
        accounts                                                20,218            21,977           16,654
      Note receivable                                              -                 -                -
      Prepaid expenses and other current assets                 10,544             8,640            9,068
                                                          --------------    -------------    -------------
              Total current assets                             208,594           210,788          178,231

 PROPERTY AND EQUIPMENT, net                                    31,291            28,205           25,279
 GOODWILL                                                       22,535            22,535           10,517
 WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                    -                 -                -
 OTHER ASSETS                                                   19,731            20,606            9,791
                                                          --------------    -------------    -------------
  TOTAL ASSETS                                             $   282,151       $   282,134      $   223,818
                                                          ==============    =============    =============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
      Accounts payable                                     $    62,177       $    55,422      $    40,972
      Accrued expenses                                          31,750            32,318           25,861
      Other current liabilities                                  5,050             4,954            3,495
                                                          --------------    -------------    -------------
              Total current liabilities                         98,977            92,694           70,328
      Accrued expenses                                           2,365             1,483            1,001
                                                          --------------    -------------    -------------
              Total liabilities                                101,342            94,177           71,329
                                                          --------------    -------------    -------------
 SERIES B MANDATORILY REDEEMABLE  PREFERRED STOCK               13,470            13,470           13,470
                                                          --------------    -------------    -------------
 STOCKHOLDERS' EQUITY:
      Common stock                                               1,880             1,882            1,884
      Treasury stock                                          (326,633)         (326,633)        (338,410)
      Additional paid-in capital                              2,032,547        2,033,313        2,033,938
      Deferred compensation                                         -                 -               -
      Accumulated deficit                                    (1,540,455)      (1,534,145)      (1,558,458)
      Accumulated other comprehensive income:
              Cumulative currency translation adjustment            -                 70               65
                                                          --------------    -------------    -------------
              Total stockholders' equity                        167,339          174,487          139,019
                                                          --------------    -------------    -------------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $   282,151      $   282,134      $   223,818
                                                          ==============    =============    =============


PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
OFFER AND CUSTOMER ACTIVITY



UNIQUE OFFERS:                  1Q01             2Q01             3Q01             4Q01
                            --------------  ---------------  ---------------  ---------------
New Customer Offers             891,490        1,025,041          927,338          854,082
Repeat Customer Offers        1,217,217        1,620,157        1,559,727        1,491,942
        Total Unique Offers   2,108,707        2,645,198        2,487,065        2,346,024

Repeat customer offers/            57.7%            61.2%            62.7%            63.6%
     total unique offers

CUSTOMERS
New Customers                   891,490        1,025,041          927,338          854,082

Cumulative Customers          9,886,150       10,911,191       11,838,529       12,692,611




                                                                                   3Q02 VS.
UNIQUE OFFERS:                    1Q02             2Q02             3Q02             3Q01
                             ---------------- ---------------- ---------------- ---------------
New Customer Offers               874,792          964,464          825,026            -11%
Repeat Customer Offers          1,530,745        1,819,872        1,707,494              9%
        Total Unique Offers     2,405,537        2,784,336        2,532,520              2%

Repeat customer offers/              63.6%            65.4%            67.4%
     total unique offers

Customers
New Customers                     874,792          964,464          825,026            -11%

Cumulative Customers           13,567,403       14,531,867       15,356,893             30%


THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
AIR



                            1Q01          2Q01            3Q01            4Q01
                      -------------  --------------  --------------  --------------
Tickets Sold             1,075,555     1,435,936         1,183,981         840,191

Net Unique Offers        1,392,747     1,683,661         1,445,575       1,441,620
Offers Booked              709,576       963,167           779,319         584,505
Bind Rate                     50.9%         57.2%             53.9%           40.5%




                                                                        3Q02 VS.
                           1Q02            2Q02            3Q02          3Q01
                     --------------- --------------- --------------- --------------
Tickets Sold               866,643        921,201         643,659           -46%

Net Unique Offers        1,391,478      1,533,442       1,195,664           -17%
Offers Booked              580,555        619,590         441,406           -43%
Bind Rate                     41.7%          40.4%           36.9%



BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS


AIR PRODUCT WAS LAUNCHED ON APRIL 6, 1998

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
HOTELS



                               1Q01             2Q01            3Q01             4Q01
                          ---------------- ---------------  --------------  ---------------
Room Nights Sold              432,884          680,604          879,922         789,638

Net Unique Offers             351,952          516,816          647,446         554,523
Offers Booked                 188,278          311,121          394,807         384,463
Bind Rate                        53.5%            60.2%            61.0%           69.3%



                                                                              3Q02 VS.
                                1Q02            2Q02            3Q02            3Q01
                           --------------- --------------- ---------------  --------------
Room Nights Sold               909,107       1,089,586       1,144,988            30%

Net Unique Offers              629,145         812,285         931,323            44%
Offers Booked                  417,306         499,065         539,899            37%
Bind Rate                         66.3%           61.4%           58.0%


BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS


HOTEL PRODUCT WAS LAUNCHED ON OCTOBER 28, 1998

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
RENTAL CARS



                              1Q01           2Q01            3Q01             4Q01
                         -------------- --------------- --------------  ----------------
Days Sold                    607,336        922,545         895,601          720,213

Net Unique Offers            229,581        325,235         313,389          261,069
Offers Booked                105,970        162,053         160,603          135,781
Bind Rate                       46.2%          49.8%           51.2%            52.0%



                                                                                 3Q02 VS.
                               1Q02            2Q02              3Q02              3Q01
                          --------------  -----------------  --------------- ----------------
Days Sold                     738,021            793,616           741,167           -17%

Net Unique Offers             303,611            335,059           302,554            -3%
Offers Booked                 139,776            148,483           143,593           -11%
Bind Rate                        46.0%              44.3%             47.5%


BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS


RENTAL CAR PRODUCT WAS LAUNCHED ON FEBRUARY 3, 2000

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.